EXHIBIT 5

                                                       AEP CREDIT, INC.
                                               ALLOWED RETURNS ON COMMON EQUITY
                                            THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                 ALLOWED
                                                                                  RETURN
                                                                               -------------

              CPL
                 - RETAIL                                                           10.900%
                 - WHOLESALE                                                        11.490%

              PSO
                 - RETAIL                                                           11.000%
                 - WHOLESALE                                                        11.490%

              SWEPCO
                 - ARKANSAS                                                         10.750%
                 - LOUISIANA                                                        11.100%
                 - TEXAS                                                            15.700%
                 - WHOLESALE                                                        11.490%

              WTU
                 - RETAIL                                                           11.375%
                 - WHOLESALE                                                        11.490%

              CSP
                - RETAIL                                                           12.4600%

              I&M
                - INDIANA                                                          12.0000%
                - MICHIGAN                                                         13.0000%

              KP
                - RETAIL                                                           11.5000%

              OPC
                - RETAIL                                                           12.8100%